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                                                                   EXHIBIT 10.24

                                  GAINSCO, INC.
                               500 Commerce Street
                          Fort Worth, Texas 75102-5439

                                February 27, 2002

Goff Moore Strategic Partners, L.P.
777 Main Street, Suite 2250
Fort Worth, Texas  76102

         Re: Securities Purchase Agreement dated as of February 26, 2001 between GAINSCO, INC. ("GNA") and Goff Moore Strategic Partners, L.P. ("GMSP") (as amended, the "Purchase Agreement")

Gentlemen:

         We hereby exercise our right, pursuant to Section 6.9 of the Purchase Agreement, to require GMSP to purchase the Illiquid Investments (as defined in the Purchase Agreement) from GNA for a purchase price equal to the sum of $2,087,354.27 (the "Purchase Price"). We request that you agree to consummate such purchase on February 28, 2002 and to wire the Purchase Price to GNA in immediately available funds on or before February 28, 2002, in accordance with the wiring instructions provided by GNA. The Purchase Price shall be allocated among the Illiquid Investments as set forth on Exhibit "A" attached hereto. Upon receipt of the Purchase Price, GNA shall execute and deliver to GMSP the Assignment attached hereto as Exhibit "B" in respect of the Illiquid Investments described therein and the remaining Illiquid Investments shall be transferred to GMSP forthwith thereafter, free and clear of all liens and encumbrances. If you are in agreement with the foregoing, please execute this letter in the space provided below and return an executed counterpart to us.

                                  Sincerely,

                                  GAINSCO, INC.

                                  By: /S/ Glenn W. Anderson
                                     ---------------------------------
                                          Glenn W. Anderson
                                          President and Chief Executive Officer

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GAINSCO, INC.
February 27, 2002
Page 2 of 3

                         ACKNOWLEDGED AND AGREED
                         AS OF THE DATE FIRST SET FORTH ABOVE:

                         GOFF MOORE STRATEGIC PARTNERS, L.P.

                         By:  GMSP Operating Partners, L.P., its general partner
                         By:  GMSP, L.L.C., its general partner


                              By: /S/  J. Randall Chappel
                                 --------------------------------
                                 J. Randall Chappel, Principal

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GAINSCO, INC.
February 27, 2002
Page 3 of 3

                                   EXHIBIT "A"

                          Allocation of Purchase Price

HTVN  $1,028,742

Interest in GNA Investments I LP $1,058,613